SWA-PA-03729 1 SA-24 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENT NO. 24 to PURCHASE AGREEMENT NO. 03729 between THE BOEING COMPANY and SOUTHWEST AIRLINES CO. Relating to Boeing Model 737-8 and 737-7 Aircraft THIS SUPPLEMENTAL AGREEMENT NO. 24 (SA-24), entered into as of _______________, 2025, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer). RECITALS: A. WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-24 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; B. WHEREAS, Customer and Boeing agree to the model substitution from model 737-7 to model 737-8, pursuant to the terms of Letter Agreement No. SWA-PA-03729- LA-2202855R6 entitled “2023-2025 MAX Production Plan”, of eleven (11) Aircraft (Substituted Aircraft) in the following quantities and Delivery Dates: two (2) May 2025, three (3) June 2025, and six (6) August 2025; C. WHEREAS, Customer previously notified Boeing of (i) the exercise of seven (7) 2020 Option Aircraft and eight (8) 2021 Option Aircraft pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft” (Exercised Option Aircraft), and (ii) concurrent model substitution from model 737-8 to model 737- 7 aircraft pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft”, the forgoing resulted in an aggregate quantity of fifteen (15) Exercised Option Aircraft as follows; May 30 [***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729 2 SA-24 BOEING PROPRIETARY (i) seven (7) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from model 737-8 to model 737-7 aircraft in the following quantities and Delivery Dates: four (4) April 2026 and three (3) August 2026; and (ii) eight (8) 2021 Option Aircraft and model substitutions for such Exercised Option Aircraft from model 737-8 to model 737-7 aircraft in the following quantities and Delivery Dates: two (2) May 2026, three (3) June 2026 and three (3) July 2026; D. WHEREAS, Customer has requested and Boeing agrees to [ * * * ] E. WHEREAS, Customer and Boeing agree to amend the Purchase Agreement to make certain changes to the Letter Agreements as a result of the respective changes in this SA-24; NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows: 1. TABLE OF CONTENTS. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-24 and is identified by “SA-24”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference. 2. TABLES. 2.1. Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-24”) attached hereto and incorporated into the Purchase Agreement by this reference. Table 1A has been updated to add eleven (11) Substituted Aircraft as described in Recital Paragraph B above. 2.2. Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-24") attached hereto and incorporated into the Purchase Agreement by this reference. Table 1B has been updated to (i) remove eleven (11) Substituted Aircraft as described in Recital Paragraph B above, and (ii) add fifteen (15) Exercised Option Aircraft as described in Recital Paragraph C above.

SWA-PA-03729 3 SA-24 BOEING PROPRIETARY 3. LETTER AGREEMENTS. 3.1. Attachment 1-B, to Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-B (identified by "SA-24") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1-B has been updated to (i) remove seven (7) exercised 2020 Option Aircraft as described in Recital Paragraph C above, and (ii) [***] 3.2. Attachment 1-C to Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled Option Aircraft, is hereby deleted in its entirety and replaced by a new Attachment 1-C (identified by "SA-24") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1-C has been updated to (i) remove eight (8) exercised 2021 Option Aircraft as described in Recital Paragraph C above, and (ii) [***] 3.3. Letter Agreement No. SWA-PA-03729-LA-2202855R5 entitled “2023-2025 MAX Production Plan”, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2202855R6 entitled “2023-2025 MAX Production Plan”. Letter Agreement No. SWA-PA-03729-LA-2202855R6 has been updated to (i) add eleven (11) Substituted Aircraft as described in Recital Paragraph B above, and (ii) revise certain terms related to the anticipated timing of 737-7 ATC. 3.4. Letter Agreement No. SWA-PA-03729-LA-1106475R6 entitled [***] , is hereby deleted in its entirety and replaced by Letter Agreement No. SWA- PA-03729-LA-1106475R7 entitled [***]. Letter Agreement No. SWA-PA-03729- LA-1106475R7 has been updated to remove [***]. 3.5. Letter Agreement No. SWA-PA-03729-LA-1106473R3 entitled [***] , is hereby deleted in its entirety and replaced by Letter Agreement No. SWA- PA-03729-LA-1106473R4 entitled [***]. Letter Agreement No. SWA-PA-03729- LA-1106473R4 has been updated to [***] towards one (1) undelivered firm Aircraft delivery when Customer exercises a 2021 Option Aircraft.

SWA-PA-03729 4 SA-24 BOEING PROPRIETARY 4. SA-24 [***]. 4.1. Due to Customer’s prior exercise of the Exercised Option Aircraft, Customer [***] according to the terms of the Purchase Agreement. Customer agrees to make advance payments for such Exercised Option Aircraft in accordance with the terms of the Purchase Agreement. For clarity, [***]. 4.2. As it relates to the Substituted Aircraft, Customer and Boeing agree [***] . Customer agrees to continue to pay advance payments in accordance with the terms of the Purchase Agreement. 5. Miscellaneous. 5.1. The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Letter Agreements or other documents that are listed in the sections above are incorporated into this SA-24 by reference. EXECUTED IN DUPLICATE as of the day and year first above written. THE BOEING COMPANY By: /s/ McKenzie Kuckhahn /s/ McKenzie KuckhahnName: Its: Attorney-In-Fact McKenzie Kuckhahn SOUTHWEST AIRLINES CO. By: /s/s/ Jon Stephens/ Stephens Name: Jon Stephens Its: VP Fleet Management

SWA-PA-03729 SA-24 Page 1 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES TITLES Article 1 Quantity, Model and Description SA-2 Article 2 Delivery Schedule Article 3 Price Article 4 Payment SA-2 Article 5 Additional Terms TABLE TITLE 1A 737-8 Aircraft Information Table SA-24 1B 737-7 Aircraft Information Table SA-24 EXHIBIT A1 737-8 Aircraft Configuration SA-11 A2 737-7 Aircraft Configuration SA-8 A-3 737-8 Remarket Aircraft Configuration SA-17 B* Aircraft Delivery Requirements and Responsibilities B-1 Remarket Aircraft Technical SA-17 Acceptance and Delivery Requirements and Responsibilities SUPPLEMENTAL EXHIBITS TITLES AE1* Escalation Adjustment/Airframe and Optional Features BFE1 BFE Variables for 737-8 SA-7 BFE2 BFE Variables for 737-7 SA-8 CS1 Customer Support Variables CS1-7MAX Customer Support Variables SA-2 EE1* Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729 SA-24 Page 2 BOEING PROPRIETARY SLP1* LETTER AGREEMENTS SWA-PA-03729-LA-1106463R3 SWA-PA-03729-LA-1106464* SWA-PA-03729-LA-1106465* SWA-PA-03729-LA-1106466 SWA-PA-03729-LA-1106467R3 SWA-PA-03729-LA-1106468* SWA-PA-03729-LA-1106469R1 SWA-PA-03729-LA-1106470R1 Service Life Policy Components TITLES Open Matters SA-8 [***] [***] [***] [***] SA-20 [***] [***] SA-2 [***] SA-2 SWA-PA-03729-LA-1106471R2 SA-12 SWA-PA-03729-LA-1106473R4 SA-24 SWA-PA-03729-LA-1106474R8 SA-20 Attachment 1-A SA-23 Attachment 1-B SA-24 Attachment 1-C SA-24 Attachment 1-D SA-20 SWA-PA-03729-LA-1106475R7 SA-24 SWA-PA-03729-LA-1106476R2 SA-8 SWA-PA-03729-LA-1106477R1 SA-20 SWA-PA-03729-LA-1106478 SWA-PA-03729-LA-1106479R1 SA-2 SWA-PA-03729-LA-1106480R1 SA-2 SWA-PA-03729-LA-1106481R2 Substitute Aircraft [***] Option Aircraft Original Option Aircraft 2020 Option Aircraft 2021 Option Aircraft 2023 Option Aircraft [***] [***] [***] [***] [***] [***] [***] SA-2

SWA-PA-03729 SA-24 Page 3 BOEING PROPRIETARY LETTER AGREEMENTS SWA-PA-03729-LA-1106482* SWA-PA-03729-LA-1106483* SWA-PA-03729-LA-1106484R3 SA-16 SWA-PA-03729-LA-1106485* SWA-PA-03729-LA-1209080 SA-1 SWA-PA-03729-LA-1210419 SA-1 SWA-PA-03729-LA-1300943 SA-2 SWA-PA-03729-LA-1301168R3 SA-6 SWA-PA-03729-LA-1301170R4 TITLES [***] [***] [***] [***] [***] [***] [***] [***] [***] SA-20 SWA-PA-03729-LA-1400371 [***] SA-7 SWA-PA-03729-LA-1503792 Service Ready Operational Validation SA-6 SWA-PA-03729-LA-1500831 [***] SA-7 SWA-PA-03729-LA-1602486R1 SA-12 SWA-PA-03729-LA-2100594R1 SA-17 SWA-PA-03729-LA-2100700R1 SA-17 SWA-PA-03729-LA-2100811 SA-12 SWA-PA-03729-LA-2100812R2 SA-20 and SWA-PA-03729-LA-2100813 SA-12 SWA-PA-03729-LA-2100814R2 SA-20 SWA-PA-03729-LA-2100819 SA-12 SWA-PA-03729-LA-2100825R2 SA-20 SWA-PA-03729-LA-2100841 [***] 737-8 Remarket Production Aircraft 737-8 Configuration Matters – Remarket Production Aircraft [***] [***] [***] [***] [***] [***] [***] SA-12

SWA-PA-03729 SA-24 Page 4 BOEING PROPRIETARY LETTER AGREEMENTS SWA-PA-03729-LA-2100984R1 SA-20 SWA-PA-03729-LA-2103755 SA-16 SWA-PA-03729-LA-2202855R6 SA-24 SWA-PA-03729-LA-2304184 SA-20 SWA-PA-03729-LA-2307230 SA-21 SWA-PA-03729-LA-2400908 TITLES [***] 2022/2023 Production Plan 2023-2025 MAX Production Plan [***] [***] [***] SA-22 * Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2) INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS RESTRICTED LETTER AGREEMENTS Letter Agreement Title Last Updated under SA Current Status SWA-PA-03729- LA-1106472R1 [***] SA-2 Deleted under SA-4 SWA-PA- 01810/03729-LA- 1301169 [***] SA-2 Deleted under SA-4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-P (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(2) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jul-2017 [***] 1 [***] 36929 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42558 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42559 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36979 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36930 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36984 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42567 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42563 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42566 [***] [***] Note 1 [***] [***] [***] [***] [***] Sep-2017 [***] 1 [***] 36934 [***] [***] Note 1 [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42544 [***] [***] [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42570 [***] [***] [***] [***] [***] [***] [***] Nov-2017 [***] 1 [***] 36988 [***] [***] [***] [***] [***] [***] [***] Dec-2017 [***] 1 [***] 42554 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 36989 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 42571 [***] [***] [***] [***] [***] [***] [***] Apr-2018 [***] 1 [***] 42546 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42572 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42547 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 3 [***] 42548, 37019, 42549 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42574 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42575 [***] [***] [***] [***] [***] [***] [***] Sep-2018 [***] 2 [***] 42573, 42576 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 1 [***] 42577 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 4 [***] 37042, 42550, 42551, 37043 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 1

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42633 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 2 [***] 65437, 65436 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42634 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 36722 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42537 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42641 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65471 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42637 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65438 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 2 [***] 42647, 42661 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65439 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65440 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 2 [***] 42646, 42662 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42536 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42664 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 65473 [***] [***] [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67206 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67205 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67207 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67208 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67209 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67216 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67214 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67213 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67212 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67211 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67210 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67215 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 60223 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67217 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67218 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60226 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60225 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67520 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67521 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67514 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67518 [***] [***] Note 6 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 2

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67519 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67517 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67516 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67513 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67515 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60649 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60652 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60653 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67753 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67754 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67755 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67756 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67757 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67758 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67759 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67762 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67760 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67761 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60187 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60188 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60186 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67775 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67774 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67773 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67782 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67781 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67780 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67779 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67778 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67777 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67776 [***] [***] Note 8 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 60219 [***] [***] Note 6 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67480 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67479 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67477 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67476 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67473 [***] [***] Note 5 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 3

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67472 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67478 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67475 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 42598 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67474 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67481 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67487 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67785 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67784 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67783 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67512 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67485 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67484 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67482 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67752 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67486 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67751 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67750 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67483 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67493 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67489 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67793 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 60650 [***] [***] Note 6 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67492 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67490 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67491 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67488 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67794 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67795 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 42600 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67786 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67826 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67825 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 42591 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67498 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67497 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67496 [***] [***] Note 5 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67495 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67471 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67494 [***] [***] Note 5 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 67787 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42657 [***] [***] Note 7 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42671 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67470 [***] [***] Note 5 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67865 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67864 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67863 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67862 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67861 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67860 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67859 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67858 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 42679 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67915 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42678 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42688 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67918 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67917 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42681 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42680 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67967 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67919 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67913 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 42684 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67966 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67965 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 42683 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 68047 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67916 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67914 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67964 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67962 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 42687 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68046 [***] [***] Note 7 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 5

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68118 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68119 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 67961 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 42685 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 68117 [***] [***] Note 7 [***] [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42560 [***] [***] Note 9 [***] [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42690 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68048 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68120 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 67963 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68050 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68184 [***] [***] Note 9 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 67469 [***] [***] Note 9 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 42555 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68051 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68049 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42686 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42682 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42695 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68183 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42689 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42557 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42562 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68206 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68207 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 42693 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42581 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42565 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42564 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68360 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68052 [***] [***] Note 7 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42582 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42568 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42578 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68381 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68359 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68116 [***] [***] Note 7 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 6

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42594 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42601 [***] [***] Note 10 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42593 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 42605 [***] [***] Note 10 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 68382 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68458 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 42597 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68628 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68457 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68459 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42585 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42584 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 68627 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42611 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42583 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 68626 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68633 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42599 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68632 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68631 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68630 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68629 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42596 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42612 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68891 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 42606 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68890 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 42617 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68892 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68893 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68894 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68927 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42608 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42619 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42622 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 68925 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 68926 [***] [***] Note 10 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 7

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68928 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68929 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68931 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 42610 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 42626 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68932 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42668 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42675 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 36981 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69677 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69678 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36986 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36982 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42677 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42676 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42692 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 69915 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 67468 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42630 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 67325 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 67326 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69918 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69922 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42696 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42700 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69919 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42698 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69921 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69920 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 36978 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42702 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42701 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 67319 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68933 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67321 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67320 [***] [***] Note 12 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 8

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] May-2025 [***] 1 [***] 68934 [***] [***] Note 13 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67322 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 42624 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67323 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67324 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69010 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67328 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67327 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67339 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67404 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69040 [***] [***] Note 13 [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42666 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 36727 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42580 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42541 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42579 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42539 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 65441 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42672 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42673 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 35970 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42669 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42553 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 65445 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 42607 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65442 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65446 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 33941 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42540 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42665 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42674 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65443 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65444 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65842 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 42691 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65467 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 9

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65843 [***] [***] Note 3 [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65468 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 42694 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65852 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65844 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65469 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65472 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65470 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65850 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65845 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65447 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65855 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65854 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65448 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65853 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65851 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42615 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42543 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65847 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65849 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65474 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65857 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65856 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65859 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 36733 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 37034 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 36732 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 38806 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42697 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42699 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65860 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65861 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 38815 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65475 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42538 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42552 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 65858 [***] [***] Note 3 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 10

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42703 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 33940 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35968 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35972 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 36736 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35974 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 38817 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65862 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 35963 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65450 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 35967 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 42542 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 36730 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 65449 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65864 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35971 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35975 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65835 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38805 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38804 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65866 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65451 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 36729 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65863 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65867 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 42648 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65865 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65868 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65869 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65452 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 42650 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65871 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65870 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 42651 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65846 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 42649 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65454 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 11

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65848 [***] [***] Note 3 [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65453 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42652 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42653 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65873 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65872 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 42654 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65455 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65456 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42655 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42656 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42670 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65457 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 42658 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65834 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65460 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65458 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65459 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65836 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65837 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65838 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65839 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 65461 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 66974 [***] [***] Note 4 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65463 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65840 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65841 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65462 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65466 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65465 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65464 [***] [***] [***] [***] [***] [***] [***] Total: 433 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. † [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 12

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] *(3.3) [***] *(4) [***] Notes: (1) [***] (3) [***] (4) [***] (5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft (7) Substitution of forty-eight (48) 737-7 into 737-8 from SA-18: (10) January 2023 / (10) February 2023 / (10) March 2023 / (10) April 2023 / (8) May 2023. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2202855R1, 2023 MAX Production Plan, for pricing terms and conditions for these (48) substituted Aircraft. (8) Exercise and acceleration of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft and SWA-PA-03729-LA-2103755, entitled 2022/2023 Production Plan (12) Substitution of eleven (11) 737-7 into 737-8 from SA-23: (4) March 2025, (4) April 2025, (3) May 2025 [***]. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R5 (13) Substitution of eleven (11) 737-7 into 737-8 from SA-24: (2) May 2025, (3) June 2025, (6) August 2025. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R6 *(3.1) [***] *(3.2) [***] (2) [***] (9) Substitution of seventeen (17) 737-7 into 737-8 from SA-19: (3) June 2023, (5) July 2023, (2) August 2023, (4) September 2023 and (3) October 2023. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R1 (10) Substitution of forty-seven (47) 737-7 into 737-8 from SA-20/SA-21: (4) Nov 2023, (4) Dec 2023, (5) Jan 2024, (6) Feb 2024, (8) Mar 2024, (8) Apr 2024, (8) May, (1) June 2024, and (3) Nov. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R3 (11) Substitution of nineteen (19) 737-7 into 737-8 from SA-22: (5) Jan 2025, (6) Feb 2025, (7) March 2025, (1) Aug 2022 [***]. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R4 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-24 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Airframe Model/MTOW: 737-7 177,000 pounds Detail Specification: D019A008SWA17P-12Q11 External Fcst Engine Model/Thrust: CFMLEAP-1B27 (1) 26,400 pounds Airframe Price Base Year/Escalation Formula: Jul-11 ECI-MFG/CPI Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42586 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42587 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42588 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42589 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42590 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42561 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42569 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42614 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42620 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42621 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42623 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42627 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42629 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42631 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42602 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42603 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42604 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42609 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42635 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42638 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42642 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42632 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42592 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42595 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 1

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67466 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67465 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67467 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] 42598 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42600 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 2

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67471 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42591 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42657 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42671 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67470 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67865 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67864 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67863 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67862 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67861 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67860 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67859 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67858 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 42679 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67915 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42678 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42688 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67918 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67917 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42681 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42680 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67967 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67919 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67913 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42684 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67966 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67965 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42683 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 68047 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67916 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67914 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67964 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 3

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67962 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42687 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68119 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68046 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68118 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 67961 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 42685 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68117 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42690 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42560 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68048 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68120 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67963 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68050 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67469 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68184 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42555 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68049 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68051 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42682 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42686 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42689 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42695 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68183 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42557 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42562 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68206 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42693 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68207 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42581 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42565 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42564 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42582 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68360 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68052 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42568 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 4

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42578 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68381 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68359 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68116 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42594 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42593 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42601 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 42605 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 68382 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42597 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68458 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68628 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68457 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68459 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42584 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42585 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42583 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68627 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42611 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68633 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68632 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42596 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42599 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68629 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68631 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42612 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68891 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42606 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68890 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42617 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68892 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68894 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68893 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68927 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 5

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42608 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42619 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42622 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68925 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68926 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68928 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68929 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68931 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42610 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68932 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42668 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 36981 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42675 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69677 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69678 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36986 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36982 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67325 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67326 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 67468 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42677 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42692 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42676 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42696 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42700 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69922 [***] [***] *(8) (5)737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69918 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 69915 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42698 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69919 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69921 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69920 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42701 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 36978 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 6

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42702 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 67319 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 68933 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67321 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67320 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 68934 [***] [***] *(4) (10) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67322 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 42624 [***] [***] *(4) (10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 67323 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 67324 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 69010 [***] [***] *(4) (10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67328 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67327 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67339 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67404 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 69040 [***] [***] *(4) (10) 737-8 Sub [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67330 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67329 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 69012 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67333 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67331 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67332 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70443 [***] [***] *(6) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70543 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70544 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70545 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70546 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70444 [***] [***] *(6) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69014 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights (notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69015 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights (notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 42625 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights (notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67335 [***] [***] *(9) Reschedule Rights Notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67334 [***] [***] *(9) Reschedule Rights Notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70629 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70631 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70633 [***] [***] *(8) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 7

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69013 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights (notice due May'24[***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70632 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70634 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67338 [***] [***] *(9) Reschedule Rights Notice due jun'24[***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67337 [***] [***] *(9) Reschedule Rights Notice due jun'24[***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67336 [***] [***] *(9) Reschedule Rights Notice due jun'24[***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70688 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70689 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70690 [***] [***] *(8) [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42639 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights Notice due June'24[***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42636 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights Notice due June'24[***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 69036 [***] [***] *(4) 737-8 Sub/ *(9) Reschedule Rights Notice due June'24[***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42613 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42616 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42618 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69041 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70698 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70630 [***] [***] *(8) [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69043 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69044 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67340 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67405 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 70687 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42640 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70699 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70697 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42628 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67342 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67341 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67407 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67406 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69426 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67343 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67408 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69431 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69427 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 8

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70811 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70812 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70813 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70814 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 42645 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67345 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67344 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 69432 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67409 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67410 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 70846 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 70847 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42644 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42643 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67411 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 69006 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67346 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70860 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70861 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70862 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69008 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69007 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69009 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67347 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67412 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71052 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71053 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71054 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69011 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69016 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 42659 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67413 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67348 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71056 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71057 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71058 [***] [***] *(10) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 9

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Sep-2026 [***] 1 [***] 42660 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69037 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69038 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67349 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67414 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67350 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67351 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69039 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69042 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67416 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67415 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 69045 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 42663 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67352 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67417 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 69424 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67353 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67418 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 42667 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 67354 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 67355 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67357 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67356 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 67358 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 69425 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 69428 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67359 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67360 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 67361 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 67362 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 67363 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 67364 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 69429 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67366 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67365 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 67367 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 10

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Nov-2027 [***] 1 [***] 69430 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 67368 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 67369 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 67370 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67372 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67371 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 67373 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67375 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67374 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 67376 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 67377 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 67378 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 67379 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67381 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67380 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 67382 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 67383 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67385 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67384 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69679 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69680 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69681 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 67386 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69682 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69683 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69684 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67387 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67388 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 69685 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 67389 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69686 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69687 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67391 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67390 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 69688 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67392 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67393 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 69689 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67394 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67395 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 69690 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67396 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67397 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 69691 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67398 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67399 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 69692 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 67400 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69693 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69694 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 67401 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69695 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69696 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67403 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67402 [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69697 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69698 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69699 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69700 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69701 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69702 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69703 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69704 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69705 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69706 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69707 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69708 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69709 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69710 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69711 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69712 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69713 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] May-2030 [***] 1 [***] 69714 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69715 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69716 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69717 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69718 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69719 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69720 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69721 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69722 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69723 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69724 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69725 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69726 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69727 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69728 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69729 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69730 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69731 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69732 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69733 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69734 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69735 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69736 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69737 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69738 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69739 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69740 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69741 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69742 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69743 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69744 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69745 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69746 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69747 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69748 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69749 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69750 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69751 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69752 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69753 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69754 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69755 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69756 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69757 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69758 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69759 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69760 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69761 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69762 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69763 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69764 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69765 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69766 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69767 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69768 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69769 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69770 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69771 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69772 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69773 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69774 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69775 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69776 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69777 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69778 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69779 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69780 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69781 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69782 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69783 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69784 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69785 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 14

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69786 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Total: 300 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. *(3.3) [***] *(4) [***] *(6) 737-8 Sub: Original Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(7) 737-7 (2023) Firm: New one hundred and sixteen (108) -7 2023 Firm A/C SWA-PA-03729-LA-2304184 *(8) 737-8 Sub: 2020 Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(9) Reschedule Right/2025 Flexible Delivery Positions provided per LA-2400908 *(10) 737-8 Sub: 2021 Option Aircraft substituted into 737-7 Aircraft (Qty: 14 in SA-24) per SWA-PA-03729-LA-1106471R3 / SWA-PA-03729-LA-1106473R4 *(11) No change to delivery date from SA-22. Updated Delivery Guidance will be provided separately in Delay Characterization Notice. Notes: (1) [***] *(3.2) [***] *(5) Substitutions: These one hundred and ninety-six (196) Aircraft were substituted into 737-8 in SA-16 - SA-23, SA-24, reference Letter Agreement Nos. SWA-PA-03729-LA-2103755, SWA-PA-3729-LA-2202855R6 and this Table 1B for pricing terms and conditions for these one hundred and ninety-six (196) substituted Aircraft. *(3.1) [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-24 Page 15

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-24 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 25 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.3) [***] Note: *(3.1) [***] (1) [***} *(3.2) [***] SWA-PA-03729 - 1106474R8 Boeing Proprietary SA-24 Page 2

Attachment 1-C To Letter Agreement SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 24 SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-24 Page 1

Attachment 1-C To Letter Agreement SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-24 Page 2

SWA-PA-03729-LA-2202855R6 SA-24 2023 MAX Production Plan Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2202855R6 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: 2023-2025 MAX Production Plan References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft) 2) Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A) 3) Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. 737-8 Special Substitution Aircraft 1.1 [***] , Boeing and Customer have agreed to the substitution of one hundred fifty-three (153) model 737-7 Aircraft with scheduled escalation delivery months in January 2023 through August 2025 (737-8 Special 2023-2025 Substitution Aircraft), as shown in the table immediately below and reflected in Table 1A and Table 1B to the Purchase Agreement. Escalation Delivery Month Quantity of 737-8 Special 2023-2025 Substitution Aircraft January 2023 10 February 2023 10 March 2023 10 April 2023 10

SWA-PA-03729-LA-2202855R6 SA-24 2023-2025 MAX Production Plan Page 2 BOEING PROPRIETARY May 2023 8 June 2023 3 July 2023 5 August 2023 2 September 2023 4 October 2023 3 November 2023 4 December 2023 4 January 2024 5 February 2024 6 March 2024 8 April 2024 8 May 2024 8 June 2024 1 November 2024 3 January 2025 5 February 2025 7 March 2025 11 April 2025 4 May 2025 5 June 2025 3 August 2025 6 Total 153 1.2 [***]

SWA-PA-03729-LA-2202855R6 SA-24 2023-2025 MAX Production Plan Page 3 BOEING PROPRIETARY 1.3 [***] 1.4 [***] 2. Assignment Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in (i) this Letter Agreement and (ii) Letter Agreement No. SWA-PA- 03729-LA-2103755 are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part. 3. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as

SWA-PA-03729-LA-2202855R6 SA-24 2023-2025 MAX Production Plan Page 4 BOEING PROPRIETARY may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. Very truly yours, THE BOEING COMPANY By /s/ McKenzie Kuckhahn Name Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: Its May 30, 2025 McKenzie Kuckhahn VP Fleet Management SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106475R7 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft” (Option Aircraft Letter Agreement) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

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SA-24 SWA-PA-03729-LA-1106475R7 [***] Page 5 BOEING PROPRIETARY 2. [***] 3. Assignment. Unless otherwise noted herein, the [***] described in this Letter Agreement are provided [ * * * ] to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 4. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SA-24 SWA-PA-03729-LA-1106475R7 [***] Page 6 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By Name Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: Its May 30, 2025 McKenzie Kuckhahn VP Fleet Management SOUTHWEST AIRLINES CO. By ____/s/ Jon Stephens Name Jon Stephens /s/ McKenzie Kuckhahn

SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106473R4 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” (Substitution Letter) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

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SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 4 BOEING PROPRIETARY 2. [***]

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SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 7 BOEING PROPRIETARY 3. [***]

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SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 9 BOEING PROPRIETARY 4. [***]

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SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 11 BOEING PROPRIETARY 5. [***]

SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 12 BOEING PROPRIETARY 6. Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 7. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SA-24 SWA-PA-03729-LA-1106473R4 [***] Page 13 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY THE BOEING COMPANY By /s/ Mckenzie Kuckhahn Name Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: Its May 30, 2025 McKenzie Kuckhahn SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens VP Fleet Management